PROVISIONS	12 Months Ended
Dec. 31, 2017
Other provisions [abstract]
PROVISIONS
PROVISIONS
a) Provisions

	As at December 31, 2017	As at December 31, 2016
Environmental rehabilitation ("PER")	$2,944	$2,179
Post-retirement benefits	48	72
Share-based payments	37	34
Other employee benefits	27	45
Other	85	33
	$3,141	$2,363

b) Environmental Rehabilitation

	2017	2016
At January 1	$2,246	$1,982
PERs divested during the year	(31)	—
Closed Sites
Impact of revisions to expected cash flows recorded in earnings	46	146
Settlements
Cash payments	(41)	(28)
Settlement gains	(1)	(1)
Accretion	12	10
Operating Sites
PERs arising in the year	836	134
Settlements
Cash payments	(18)	(34)
Settlement gains	(1)	(3)
Accretion	48	40
At December 31	$3,096	$2,246
Current portion (note 24)	(152)	(67)
	$2,944	$2,179

The eventual settlement of substantially all PERs is expected to take place between 2018 and 2058.

The PER has increased in the fourth quarter of 2017 by $864 million primarily due to changes in cost estimates at our Pascua-Lama, Lagunas Norte and Veladero properties, partially offset by changes in discount rates. For the year ended December 31, 2017, our PER balance increased by $850 million as a result of various impacts at our mine sites including new requirements related to water treatment, expanded footprints of our operations and updated estimates for reclamation activities. A 1% increase in the discount rate would result in a decrease in PER by $385 million and a 1% decrease in the discount rate would result in an increase in PER by $257 million, while holding the other assumptions constant.